UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

811-22843
Investment Company Act file number:

Center Coast Brookfield MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:    December 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507

Item 1. Schedule of Investments.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2018

	Shares	Value

MASTER LIMITED PARTNERSHIPS- 90.2%
Diversified Midstream - 33.0%
Andeavor Logistics LP1	435,366	$14,145,041
Energy Transfer Partners LP1	1,758,994	23,236,310
Enterprise Products Partners LP1	994,966	24,466,214
MPLX LP1	256,662	7,776,859
Total Diversified Midstream		69,624,424

Gathering & Processing - 26.2%
Crestwood Equity Partners LP1	127,597	3,561,232
DCP Midstream LP1	275,442	7,296,459
Enable Midstream Partners LP	95,587	1,293,292
Enlink Midstream Partners LP1	1,281,631	14,110,757
EQM Midstream Partners LP	170,186	7,360,528
Oasis Midstream Partners LP	77,298	1,235,995
Summit Midstream Partners LP1	288,259	2,897,003
Western Gas Partners LP1	419,534	17,716,921
Total Gathering & Processing		55,472,187

Petroleum Transportation & Storage - 29.8%
Buckeye Partners LP1	436,467	12,653,178
Magellan Midstream Partners LP1	224,776	12,825,719
NuStar Energy LP1	776,955	16,261,668
Phillips 66 Partners LP1	76,822	3,234,974
Plains All American Pipeline LP1	897,835	17,992,613
Total Petroleum Transportation & Storage		62,968,152

Other - 1.2%
USA Compression Partners LP	189,162	2,455,323

Total MASTER LIMITED PARTNERSHIPS (Cost $210,843,688)		190,520,086

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2018
	Shares	Value

COMMON STOCKS - 45.4%
Diversified Midstream - 1.9%
Tallgrass Energy LP	162,370	$3,952,086

Midstream C-corps - 43.5%
Enbridge Inc.[1]	471,866	14,665,582
Kinder Morgan Inc.[1]	519,200	7,985,296
ONEOK, Inc[1]	231,495	12,489,155
SemGroup Corp	526,837	7,259,814
Targa Resources Corp.[1]	507,511	18,280,546
Transcanada Corp.	213,607	7,625,770
Williams Companies, Inc.[1]	1,067,363	23,535,354
Total Midstream C-corps		91,841,517

Total COMMON STOCKS (Cost $109,828,337)		95,793,603

PRIVATE EQUITY FUND - 18.7%
KKR Eagle Co-Invest LP [2]		39,500,000
Total PRIVATE EQUITY FUND (Cost $34,472,094)		39,500,000

SHORT-TERM INVESTMENT - 0.1%
Goldman Sachs Financial Square Funds- Treasury Solutions Fund, 2.08%[3]	146,528	146,528
Total SHORT-TERM INVESTMENT (Cost $146,528)		146,528

Total Investments - 154.4% (Cost $355,290,647)		$325,960,217
Liabilities in Excess of Other Assets - 54.4%		(114,845,869)
TOTAL NET ASSETS - 100.0%		$211,114,348

Footnotes
LP - Limited Parnership
LLC - Limited Liability Company
1 - All or a portion of this security is pledged as collateral for credit facility.
2 - This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund’s Board. As of December 31, 2018, the total value of all such securities was $39,500,000 or 18.7% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected life of 4.6 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as Level 3 security within the disclosure hierarchy.

3 - Rate indicated is the seven-day yield as of December 31, 2018.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. Brookfield Public Securities Group LLC (the “Adviser”) oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Assets:
Master Limited Partnerships	$190,520,086	$—	$—	$190,520,086
Common Stock	95,793,603	—	—	95,793,603
Short-Term Investment	146,528	—	—	146,528
Private Equity Fund	—	—	39,500,000	39,500,000
Total Assets	$286,460,217	$—	$39,500,000	$325,960,217

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurement, approximates the carrying amount of $76,100,100. As of December 31, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2018.

Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of December 31, 2018	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Equity Fund	$39,500,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	10.8x	Increase
					12.5%	Decrease
		Income Approach	Discounted Cash Flow	Discount Rate	11.0%	Decrease
				Exit EBITDA Multiple Liquidity Discount	12.0x	Increase
					12.5%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”) multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. The Fund also consults with management of the partnership to develop these financial projections. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	Private Equity Fund
Balance as of September 30, 2018	$45,800,000
Change in unrealized appreciation	$(6,300,000)
Balance as of December 31, 2018	$39,500,000
Change in unrealized gains or losses relating to assets still held at the reporting period	$(6,300,000)

Equity Option Contracts: When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Fund did not have any written option contracts outstanding during the three months ended December 31, 2018.

Credit Facility: The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1)$75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays interest in the amount of 0.95%plus the 1-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.

The Fund had outstanding borrowings of $76,100,000 as of December 31, 2018. The Fund borrowed an average daily balance of approximately $76,620,661 at a weighted average borrowing cost of 3.41% for the three months ended December 31, 2018.

Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Center Coast Brookfield MLP & Energy Infrastructure Fund

By (Signature and Title)  /s/ Brian Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Brian Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  March 1, 2019

By (Signature and Title):  /s/ Angela Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

              Date:  March 1, 2019